UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                       ______________________________


                                 FORM 8-K


                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                      ______________________________


       Date of report (Date of earliest event reported): June 6, 2002


                           COMMUNITY BANCORP, INC.
            (Exact name of registrant as specified in its charter)


        Massachusetts             33-12756-B              04-2841993
        -------------             ----------              ----------
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)


             17 Pope Street, Hudson, MA                        01749
             --------------------------                        -----
       Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:  (978) 568-8321


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Items 1 through 3.   Not applicable.


Item 4.

     The Audit Committee of the Board of Directors of Community Bancorp, Inc. has engaged Wolf & Company, P.C., One International Place, Boston, Massachusetts, 02110, to serve as the Registrant's principal accountant, effective June 6, 2002.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding the engagement of Wolf & Company, P.C. as principal accountant, neither the Registrant nor anyone on its behalf consulted with Wolf & Company, P.C. on any audit or accounting matter or any reportable event. There were no disagreements between the Registrant and its former principal accountant.


Items 5 through 9.   Not applicable.










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



                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMMUNITY BANCORP, INC.



                                        By: /s/ Donald R. Hughes, Jr.
                                           --------------------------
                                           Donald R. Hughes, Jr.
                                           Treasurer and Clerk


Date: June 6, 2002

















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